UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Five Prime Therapeutics, Inc. (the “Company”) approved the 2013 cash bonuses for the Company’s named executive officers and principal financial officer, which are set forth in the following table:

Name and Title	2013 Bonus
Lewis T. Williams President and Chief Executive Officer	$300,000
Julie Hambleton Senior Vice President and Chief Medical Officer	$137,900
Aron M. Knickerbocker Senior Vice President and Chief Business Officer	$149,300
Marc L. Belsky Senior Vice President and Chief Financial Officer	$88,900

The Compensation Committee also approved an increase to Julie Hambleton’s annual base salary from $350,000 to $385,000, which will become effective on February 1, 2014, and an increase in her annual target bonus from 35% to 40% of her annual base salary effective January 1, 2014.

In addition, the Committee approved Amendment No. 1 (the “Amendment”) to Mr. Belsky’s Executive Severance Benefits Agreement to reflect increased benefits as a result of his promotion to Senior Vice President in December 2013. The Amendment provides for an increase in the Change in Control Severance Period from 12 months to 18 months and an increase in the Covered Termination Severance Period from six months to nine months.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Executive Severance Benefits Agreement by and between the Company and Marc L. Belsky, effective January 16, 2014 (incorporated herein by reference to Exhibit 10.18 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193491), filed on January 22, 2014, and incorporated herein by reference.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis W. Sarena
Francis W. Sarena
Senior Vice President, General Counsel & Secretary

Dated: January 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Executive Severance Benefits Agreement by and between the Company and Marc L. Belsky, effective January 16, 2014 (incorporated herein by reference to Exhibit 10.18 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193491), filed on January 22, 2014, and incorporated herein by reference.)

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